                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 AUGUST 29, 2002
                Date of report (Date of earliest event reported)

                                   ADVO, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                          1-11720                    06-0885252
  (State or other jurisdiction          (Commission file number)     (IRS Employer
 of incorporation or organization)                                   Identification No.)
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         ONE UNIVAC LANE, P.O. BOX 755, WINDSOR, CONNECTICUT 06095-0755
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (860) 285-6120
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ITEM 5.  OTHER EVENTS

On August 29, 2002, ADVO, Inc. (the "Company") announced the election of Bobbie
Gaunt, to the Company's Board of Directors. Ms. Gaunt recently retired from her position as President and Chief Executive Officer of Ford Motor Company of
Canada. In addition to her ADVO board membership, Ms. Gaunt is a member of the Board of Directors of the Great Atlantic & Pacific Tea Company, and the Board of
Visitors of the Katz Business School, University of Pittsburgh.

Also, on August 29, 2002, Chris Hutter was reelected to the position of Vice
President - Treasurer and Investor Relations.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

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
Exhibit No.   Description
-----------   -----------
99(a)         Press release, dated August 29, 2002, issued by                 Filed herewith.
              the Company.
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                                       -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                            ADVO, Inc.
Date: August 29, 2002
---------------------
                                            By  /s/ DAVID STIGLER
                                                -----------------
                                                David Stigler
                                                Senior Vice President
                                                Chief Legal and Public Affairs
                                                Officer, General Counsel and
                                                Corporate Secretary

                                      -3-
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                                  EXHIBIT INDEX

                                                                     Incorporation by
Exhibit No.            Description                                   Reference
-----------            -----------                                   ---------
99 (a)                 Press release dated August 29, 2002,          Filed herewith.
                       issued by the Company.
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